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                                                                    EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-17379) of SeaChange International, Inc. of our report dated January 29, 1999 appearing on page F-1 of this form 10-K. We also consent to the incorporation by reference of our report on the Financial Statement Schedule, which appears on page S-1 of this form 10-K.



PricewaterhouseCoopers LLP

Boston, Massachusetts
March 22, 1999